GOODWILL	12 Months Ended
Dec. 31, 2023
GOODWILL.
GOODWILL

11.  GOODWILL

The changes in the carrying amount of goodwill were as follows:

	For the years ended December 31,
	2022	2023
	RMB	RMB
Balance as of January 1
Goodwill, gross	1,339,657	1,364,191
Accumulated impairment losses	—	—
Goodwill, net	1,339,657	1,364,191
Goodwill acquired	24,534	—
Impairment	—	(1,364,191)
Balance as of December 31
Goodwill, gross	1,364,191	1,364,191
Accumulated impairment losses	—	(1,364,191)
Goodwill, net	1,364,191	—

As of December 31, 2021 and 2022, the Company has performed assessment and no impairment loss was recorded.

Considering the adverse changes in macroeconomic and market conditions in 2023 as well as a sustained decrease in share price, the Company determined that a quantitative assessment was required at December 31, 2023. The Company estimated the fair value of a reporting unit by using income approach, which considered a number of factors, including expected future cash flows and discounted rate. Expected future cash flows are dependent on certain key assumptions including forecsted revenue growth rates. Based on the quantitative assessment results, the difference of the reporting unit’s carrying amount over its fair value exceeded the total amount of goodwill as of December 31, 2023. Therefore, the Company recognized impairment of goodwill in its full amount of RMB1,364,191 for the year ended December 31, 2023.